ERI INVESTOR PRESENTATION

(NASDAQ: ERII)

June 2016

energy recovery™

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

Who We Are

An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science

Pressure Energy is our Arbitrage

What We Do

- Create markets to preserve or eliminate pumps that are subject to and destroyed by hostile process fluids
- Convert wasted pressure energy into a reusable asset

Core End-Markets

OIL & GAS

WATER

CHEMICALS



WATER

Making Desalination Affordable

Pressure Exchanger


energy recovery

17,000 Installations on 6 continents

OIL & GAS


VorTeq

Hydraulic Fracturing: **VorTeq**

CHEMICALS



IsoBoost Applications
- Gas Processing
- Ammonia



IsoGen Applications
- Gas Processing
- Pipelines
- Ammonia

HISTORY OF ENERGY RECOVERY

1992
Company Founded

2008
Nasdaq IPO

2015
Year of Transformation

1992 - 2014
Developed Pressure Exchanger Technology
Invested in R&D
Established Market Leadership In Desalination Market
Increased shipments of Energy Recovery Devices Worldwide

2015
New Corporate Strategy and Management Team
Signed 15-year license with Schlumberger
Installed first energy recovery device in Saudi Aramco production portfolio
Revenues up 47% in 2015

Stock Up More than 400% Since SLB Agreement


400%
200%
Stock Price Performance
Record Revenues
Expand
Desalination
Product Offering
IsoBoost Letter of Award for GCC
Gas Processing Plant
Commercialize VorTeq
Milestone II
Commercialize VorTeq
Milestone I
2016
Year of Delivery

- Share Price Appreciation based on 52 week high of 13.35 on 4/21/16 compared to pre-announcement share price of $2.46 on 10/19/15
- IsoBoost letter of award totals up to $11M for multiple units in a new-build gas processing plant located in the Gulf Cooperation Council Countries ("GCC")
- Record Revenues contingent upon VorTeq milestone(s) achievement

Growth

- Commercialize VorTeq Technology
- Further penetration of Saudi Aramco production portfolio

Perpetual Innovation

- Pressure exchanger technology, adaptable to other industries
- Target-rich product development road map
- World-class Engineering talent

Validation of New Corporate Strategy & Management Team

- Corporate speed and agility
- Signed 15 year exclusive licensing agreement with Schlumberger

Financial Strength

- Industry leading balance sheet ($100MM+ in cash, no debt)

* Balance sheet data as of 12/31/2015

~$4B ADDRESSABLE MARKET OPPORTUNITY


$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
0
TAM (Billions)
$50M
$1.4B
$369M
$936M
$838M
~$4B
Water
Hydraulic Fracturing
Gas Processing
Pipelines
Ammonia
TOTAL
WATER
OIL & GAS
CHEMICALS



Emerging Markets
Hydraulic Fracturing


VORTEQ CARTRIDGE
VorTeq
VORTEQ MISSILE

Gateway technology to unlock savings of $4 to $5 per BOE

HOW DOES TECHNOLOGY WORK?



VorTeq
PURE GRIT
VorTeq



Status Quo


SAND TANK
WATER TANK
CHEMICAL TANK
HIGH PRESSURE PUMP FLEET
MISSILE
DOWNHOLE
BLENDER
HIGH PRESSURE PUMP FLEET

With VorTeq


WATER TANK
SAND TANK
CHEMICAL TANK
BLENDER
LP CLEAN WATER OUT
LP FRAC FLUID IN
HIGH PRESSURE PUMP FLEET
HP CLEAN WATER IN
VorTeq™
HP FRAC FLUID OUT
DOWNHOLE

IS VORTEQ DISRUPTIVE?

Status Quo	With VorTeq	Centrifugal Pump Model

Existing Pumping Model with 15 to 20 PD Pumps





1 **Reduced Maintenance:**
$3M to $4M p/yr p/fleet

2 **Decreased Pump Redundancy / Lower CAPEX:**
$1M to $2M p/yr p/fleet

New Pumping Model with 3 to 4 Centrifugal Pumps



3 **Centrifugal Pump Model**
$8M to $12M p/yr p/fleet

Unlocking $4 to $5 per barrel of cost savings

SCHLUMBERGER AGREEMENT – PATH TO COMMERCIALIZATION


Milestone 1
$25 Million
5 staged frac at
Schlumberger test facility
SLB Deployment
Begin Ramp to $80-$200
Million per annum
Milestone 2
$25 Million
20 frac stages performed
at actual well
Oct 2015
SLB Agreement
$75 Million
Development
Path to Commercialization
2015
2016
2017+

On schedule to achieve Milestone I & II in 2016 resulting in $50 million in revenue

SLB LICENSING AGREEMENT ROYALTY INCOME BREAKDOWN

- **Agreement provides exclusive rights to ERI's VorTeq™ Hydraulic Pumping System for on-shore hydraulic fracturing (Field of Use)**
  - Commercializes the VorTeq™ technology with one of the industry's most respected oil-field services companies
- **Highlights**
  - 2015: Schlumberger paid an upfront **$75M** exclusivity fee (15 year revenue recognition)
  - 2016: Schlumberger will pay two separate **$25M** milestone payments (for a total of **$50M**) subject to certain KPI's (revenue recognition in period milestone achieved)
  - 2017 – 2030
    - ✓ Annual royalties of **$1.5M** / VorTeq (existing PD pumping model)
    - ✓ **$80M** to **$200M** in steady-state royalty income subject to satisfying KPI's
  - Minimum adoption curves
    - ✓ Existing PD pumping model – VorTeq adoption beginning in 2017, 100% fleet penetration by 2022
    - ✓ New pumping model – pump model conversion beginning in 2020, 100% fleet conversion by 2025, triggers increased royalty rate
  - Royalty payments on a "take or pay" basis



Desalination

The "PX Pressure Exchanger"

- 17,000 PX Devices Installed Worldwide
- 25-year Life with No Maintenance
- Dominant Global Market Share
- 60%+ Gross Margins

Compelling Short and Long Term Market Opportunity

- Global Water Demand / Supply Gap
- Expand Product Offering and Procurement Vehicle Options

Significant Cash Flow Funds Growth Initiatives





Emerging Markets

Gas Processing, Ammonia, Pipelines

IsoBoost recovers pressure energy and increases reliability of pumping systems

- Save Millions of Dollars in Energy over life of plant
- Improve Reliability, Availability, Maintainability
- Decrease Carbon Footprint



Helps plants save energy, reduce maintenance, and run more profitably

Status Quo


SWEET GAS
LEAN AMINE
CONTACTOR
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
HIGH PRESSURE PUMP
SOUR GAS
RICH AMINE
LETDOWN VALVE
HEAT EXCHANGER
TO REGENERATOR
FROM REGENERATOR

Wasted Pressure Energy & High Pump CAPEX

With IsoBoost


SWEET GAS
LEAN AMINE
CONTACTOR
REDUCED SIZE HIGH PRESSURE PUMP
SOUR GAS
IsoBoost™ System
TO REGENERATOR
RICH AMINE
HEAT EXCHANGER
FROM REGENERATOR

Reduced OPEX & Pump CAPEX

Status Quo


LOST ENERGY

Vertical Pipelines Must be Depressurized

With IsoGen


IsoGen
IsoGen

Pressure Generating Power

Strategic Imperatives

Short Term and Long Term Goals

UBIQUITOUS TECHNOLOGY WITH SIGNIFICANT GROWTH

Continue to invest in R&D

- **27.5%** of OPEX in 2014
- **20.2%** of OPEX in 2015



Derivative of Pressure Exchanger
SLB Licensing Revenue
Desal
energy recovery
$?M
Develop derivatives of Pressure Exchanger Technology every 24 months, in annual cycles
~$80M to $200M per annum
~$50M
2015
2020+
$45M
Incremental Revenue Opportunity
$200M+



Commercialize VorTeq

- On schedule to achieve Milestone I and II in 2016, begin deployment in 2017



Product Innovation

- Innovate and achieve proof of concept of new products that are derivatives of Pressure Exchanger Technology every 24 months, in annual cycles



Market Expansion

- Enhance market position in Desalination



Monetize Centrifugal Product Lines

- Monetize IsoBoost and IsoGen through direct sales, strategic partnership, and/or licensing

THANK YOU

energy recovery™